UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2006

IMPCO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15143	91-1039211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California	92704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 656-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report contains 6 pages

The Exhibit Index is located on page 6.

Item 1.01	Entry into Material Definitive Agreement.

On June 27, 2006, the board of directors of IMPCO Technologies, Inc. (“IMPCO”) executed the Agreement and Plan of Reorganization (the “Agreement”) by and among IMPCO, Fuel Systems Solutions, Inc., a newly formed Delaware corporation (“Fuel Systems Solutions”), and IMPCO Merger Sub, Inc., a Delaware corporation formed solely for the purpose of consummating the reorganization. The Agreement, which is subject to the approval of holders of a majority of the outstanding common stock of IMPCO, contemplates a reorganization of IMPCO’s capital structure into a holding company structure, pursuant to which IMPCO will ultimately become a wholly-owned subsidiary of Fuel Systems Solutions and the stockholders of IMPCO will exchange all of their shares of IMPCO for shares of Fuel Systems Solutions, as described in greater detail below. The effectiveness of the Agreement is also contingent upon Nasdaq’s approval of the listing of Fuel Systems Solutions’ common stock on the Nasdaq Global Market.

Item 8.01	Other Events.

On June 28, 2006, IMPCO announced it had filed a preliminary proxy statement and prospectus on Form S-4 with the Securities and Exchange Commission for a proposed reorganization of the company’s operating divisions, IMPCO and BRC, S.r.l., and the establishment of a newly formed holding company, Fuel Systems Solutions.

The reorganization, subject to approval by stockholders holding a majority of the company’s outstanding shares at an annual meeting to be set following clearance by the SEC, is intended to enhance the company’s ability to promote greater management accountability, corporate and individual performance, customer and supplier relationships and growth initiatives. The new entity, pending clearance by the SEC and approval by stockholders and Nasdaq, is expected to trade under a new trading symbol, “FSYS.”

As part of the proposed reorganization, IMPCO Technologies will become a wholly-owned subsidiary of Fuel Systems Solutions, a Delaware company. Stockholders of IMPCO will receive one whole share of common stock of Fuel Systems Solutions in exchange for every two shares of IMPCO common stock owned at the time of the reorganization. Stockholders will receive cash for any fractional shares held equal to a proportionate interest in the gross proceeds of the sale on Nasdaq of the aggregate fractional shares.

All outstanding warrants to purchase IMPCO common stock will become warrants to purchase one whole share of Fuel Systems Solutions’ common stock for every two shares of IMPCO common stock subject to such warrant terms, with any fractional shares being treated in accordance with the warrant terms. All outstanding options to purchase IMPCO common stock will become options to purchase one whole share of Fuel Systems Solutions’ common stock for every two shares of IMPCO common stock subject to such option, with any fractional shares rounded-up to the nearest whole number. The exercise price of the warrants and options following the reorganization will be equal to twice the exercise price of such option and warrant, respectively, immediately prior to the reorganization.

The reorganization transaction is described in detail in the preliminary proxy statement/prospectus on Form S-4 filed with the SEC on June 27, 2006. That filing also includes the full text of the certificate of incorporation of Fuel Systems Solutions.

Additional items to be voted at the company’s annual meeting of stockholders will include: the adoption of a 2006 Incentive Bonus Plan, designed to provide cash and/or stock bonus incentives to all of the company’s employees worldwide; the election of three directors; and, the ratification of the appointment of BDO Seidman, LLP as the company’s auditors to serve until its next annual meeting.

A copy of the press release announcing the filing of the Form S-4 and execution of the Agreement is furnished as Exhibit 99.1 to this Report on Form 8-K.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted before the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statement Disclosure

This Report on Form 8-K contains “forward-looking statements,” as such term is used in the Securities Exchange Act of 1934, as amended. Such forward looking statements include those regarding IMPCO’s expectations about the effect of the reorganization transaction with Fuel Systems Solutions and IMPCO Merger Sub, Inc. When used herein, the words “anticipate,” “believe,” “estimate,” “intend,” “may,” “will,” and “expect” and similar expressions as they relate to IMPCO or its management are intended to identify such forward-looking statements. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties. They are not guarantees of future performance or results. IMPCO’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include: (1) Nasdaq may not approve the listing of Fuel Systems Solutions’ common stock on the Nasdaq Global Market, (2) IMPCO’s stockholders may not approve the transaction, in which case IMPCO would not proceed with it and each of Fuel Systems Solutions and IMPCO Merger Sub, Inc. would be dissolved, (3) prevailing market and global economic conditions, (4) changes in environmental regulations that impact the demand for IMPCO’s products, (5) IMPCO’s ability to design and market advanced fuel metering, fuel storage and electronic control products, (6) IMPCO’s ability to meet OEM specifications and the level and success of IMPCO’s development programs with OEMs and (4) other factors discussed in IMPCO’s filings with the SEC. Readers also should consider the risk factors set forth in IMPCO’s reports filed with the SEC, including, but not limited to, those contained in the “Risk Factors” sections of IMPCO’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 and preliminary proxy statement/prospectus on Form S-4 filed on June 27, 2006. IMPCO does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or changes or otherwise, even if experience or future changes show that the indicated results or events will not be realized.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

2.1:	Agreement and Plan of Reorganization, dated as of June 27, 2006, by and among IMPCO Technologies, Inc., Fuel Systems Solutions, Inc., and IMPCO Merger Sub, Inc. (incorporated by reference to Exhibit 2.9 to Form S-4 Registration Statement No. 333-135378 filed on June 27, 2006).

99.1:	Press Release of IMPCO Technologies, Inc., dated June 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPCO TECHNOLOGIES, INC.

Dated: June 28, 2006	By:	/s/ Thomas Costales
Thomas Costales
Chief Financial Officer, Secretary and Treasurer

S-1

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of June 27, 2006, by and among IMPCO Technologies, Inc., Fuel Systems Solutions, Inc., and IMPCO Merger Sub, Inc. (incorporated by reference to Exhibit 2.9 to Form S-4 Registration Statement No. 333-135378 filed on June 27, 2006).

99.1	Press Release of IMPCO Technologies, Inc., dated June 28, 2006.

Exhibit Index